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                                                                 EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 33-32841 on Form S-8 of our report dated August 28, 1998, appearing in this Annual Report on Form 11-K of the Deferred and Incentive Compensation Plan of the Texas Utilities Company System for the year ended June 30, 1998.




DELOITTE & TOUCHE LLP

Dallas, Texas
September 29, 1998
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